UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

Hancock Jaffe Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HJLI	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	HJLIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 17, 2020, Hancock Jaffe Laboratories, Inc. (the “Company”) completed its 2020 annual meeting of stockholders (the “Annual Meeting”). The number of shares entitled to vote at the Annual Meeting was 54,230,849, including shares of common stock, shares of Series C convertible preferred stock and restricted stock awards outstanding as of the record date (the “Voting Stock”). The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 32,129,039 shares. At the Annual Meeting, the Company’s stockholders (i) elected Mr. Robert C. Gray as a Class III director, (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and (iii) approved an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to increase the number of shares authorized to be awarded under the plan to 600,000 shares and to change the date of the annual 3% automatic increase of shares available under the plan from April 26 to January 1. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of Class III director

Mr. Robert C. Gray was elected as a Class III director to serve for a three-year term that expires at the 2023 annual meeting of stockholders or until his successor is elected and qualified or until his earlier death, incapacity, removal or resignation. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
11,818,317	0	2,932,357	17,378,365

Proposal No. 2 – Ratification of the appointment of independent registered public accounting firm

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
28,710,064	2,849,306	569,669	0

Proposal No. 3 – Amendment to Amended and Restated 2016 Omnibus Incentive Plan

The amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to increase the number of shares authorized to be awarded under the plan to 600,000 shares and to change the date of the annual 3% automatic increase of shares available under the plan from April 26 to January 1, was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
9,197,344	5,166,874	386,456	17,378,365

Item 8.01 Other Events

On December 21, 2020, the Company announced that it regained compliance with the minimum bid price requirement and all other criteria for continued listing on The NASDAQ Stock Market. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 21, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK JAFFE LABORATORIES, INC.
Dated: December 21, 2020	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer